SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005

U-STORE-IT TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6745 Engle Road Suite 300 Cleveland, OH	44130
(Address of principal executive offices)	(Zip Code)

(440) 234-0700

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 29, 2005, U-Store-It, L.P., a Delaware limited partnership (the “Operating Partnership”), of which U-Store-It Trust (the “Company”) is the sole general partner, entered into an office lease agreement (the “New Lease”) with Amsdell and Amsdell, an entity owned by Robert J. Amsdell, the Company’s Chairman and Chief Executive Officer, and Barry L. Amsdell, one of the Company’s trustees, for office space of approximately 18,000 square feet at The Parkview Building, an approximately 40,000 square foot multi-tenant office building located at 6745 Engle Road, plus approximately 4,000 square feet of an 18,000 square foot office building located at 6751 Engle Road, which are both part of Airport Executive Park, a 50-acre office and flex development located in Cleveland, Ohio. Airport Executive Park is owned by Amsdell and Amsdell. The New Lease replaced the original office lease, dated as of October 27, 2004, between a subsidiary of the Operating Partnership and Amsdell and Amsdell (the “Original Lease”).

The New Lease is effective as of January 1, 2005 and has a ten-year term expiring on December 31, 2014. The Operating Partnership has the option to extend the New Lease for an additional five-year period at the then prevailing market rate upon the same terms and conditions contained in the New Lease. The monthly fixed minimum rent under the terms of the New Lease is as follows:

For Period	Monthly Fixed Minimum Rent for Premises
January 1, 2005 to June 30, 2005	$19,871.67
July 1, 2005 to December 31, 2005	$23,738.92
January 1, 2006 to December 31, 2006	$25,672.55
January 1, 2007 to December 31, 2008	$26,956.17
January 1, 2009 to December 31, 2010	$28,303.98
January 1, 2011 to December 31, 2012	$29,719.18
January 1, 2013 to December 31, 2014	$31,205.14

The aggregate annual amount of rent payable under the terms of the New Lease will be approximately $260,000 in 2005. Under the Company’s Corporate Governance Guidelines, the Company’s independent trustees approved the entry into the New Lease by the Operating Partnership.

The foregoing description of the New Lease is qualified in its entirety by the full terms and conditions of the New Lease, a copy of which was filed as Exhibit 10.41 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On March 29, 2005, in connection with the entry into the New Lease, the Original Lease was terminated by mutual agreement of the parties thereto. The Original Lease, which covered an aggregate of approximately 19,000 square feet of office space, was scheduled to expire on September 30, 2014 and had one ten-year extension option exercisable by the tenant. The aggregate amount of rent payable under the Original Lease was approximately $240,000 per annum for the initial term of the lease.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Office Lease, dated March 29, 2005, by and between Amsdell and Amsdell and U-Store-It, L.P., incorporated herein by reference to Exhibit 10.41 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-STORE-IT TRUST

Date: April 1, 2005	By:	/s/ Steven G. Osgood
Steven G. Osgood
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Office Lease, dated March 29, 2005, by and between Amsdell and Amsdell and U-Store-It, L.P., incorporated herein by reference to Exhibit 10.41 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.